Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT
This SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of February 6, 2020 (this “Amendment”), by and among DYNATRACE LLC, a Delaware limited liability company (the “Borrower”), DYNATRACE INTERMEDIATE LLC, a Delaware limited liability company (“Holdings”), the Revolving Credit Lenders, the Term Lenders under the Credit Agreement (as defined below) consisting of at least the Required Lenders under the Credit Agreement and JEFFERIES FINANCE LLC (“Jefferies”), as Administrative Agent. Capitalized terms used but not defined in this Amendment shall have the meanings assigned thereto in the Credit Agreement.
RECITALS:
WHEREAS, the Borrower, Holdings, each lender from time to time party thereto, and Jefferies, as Administrative Agent, an L/C Issuer and Collateral Agent are party to that certain Senior Secured First Lien Credit Agreement, dated as of August 23, 2018 (as amended by that certain First Amendment to Credit Agreement, dated as of June 21, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”); the terms defined therein and not otherwise defined herein being used herein as therein defined);
WHEREAS, Section 10.01 of the Credit Agreement permits the Administrative Agent (with the consent of the Required Lenders) to enter into waivers, amendments, supplements or modifications to the Credit Agreement and the other Loan Documents with the relevant Loan Parties;
WHEREAS, the Borrower has requested an amendment to the Credit Agreement to (w) decrease the Applicable Margin with respect to the Term Loans outstanding immediately prior to, but not including, the Second Amendment Effective Date (as defined below) (the “Existing Term Loans”, and as amended by this Amendment, the “Repriced Term Loans”) in accordance with Sections 10.01 and 10.06(m) of the Credit Agreement, (x) decrease the Applicable Margin with respect to the Revolving Credit Loans outstanding immediately prior to, but not including, the Second Amendment Effective Date (the “Existing Revolving Credit Loans”, together with the Existing Term Loans, the “Existing Loans”; and the Existing Revolving Credit Loans as amended by this Amendment, the “Repriced Revolving Credit Loans”, and together with the Repriced Term Loans, the “Repriced Loans”) and all subsequent Revolving Credit Loans under the Revolving Credit Facility, in each case, in accordance with Section 10.01 of the Credit Agreement, (y) increase the Letter of Credit Sublimit by $10,000,000, such that after such increase, the Letter of Credit Sublimit shall be an amount equal to $25,000,000 and (z) amend certain other provisions of the Credit Agreement, in each case, subject to the terms and conditions set forth herein;
WHEREAS, each Term Lender under the Credit Agreement immediately prior to the Second Amendment Effective Date (collectively, the “Existing Term Lenders”) that executes and delivers a counterpart to this Amendment (the “Consenting Term Lenders”) hereby agrees to amend its Existing Term Loans and to the amendments set forth herein in accordance to the terms and subject to the conditions of this Amendment;
WHEREAS, on the Second Amendment Effective Date, in the event this Amendment is consented to by the Required Lenders, but not all the Existing Term Lenders, (i) those Existing Term Lenders that have not consented to this Amendment and fail to execute and deliver a counterpart to this Amendment (each a “Non-Consenting Term Lender”, and collectively, the “Non-Consenting Term Lenders”) by 12:00 p.m. (New York City time), on February 4, 2020 (the “Consent Deadline”) shall transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 10.06 of the Credit Agreement), all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents in respect of its existing Term Loans, in accordance with Section 10.06(m) of the Credit Agreement and as set forth in this Amendment, to Jefferies (in such capacity, the “Replacement Lender”) who shall assume such obligations as further set forth in this Amendment and (ii) the Borrower and the Replacement Lender shall pay to each Non-Consenting Term Lender in immediately available funds an amount equal to the sum of the principal of and interest accrued to, but not including, the date of such payment on the outstanding Term Loans of such Non-Consenting Term Lender, plus all fees specified in Section 2.09 of the Credit Agreement and other amounts accrued for the account of such Non-Consenting Term Lender (including any amounts under Section 3.01 and Section 3.04 of the Credit Agreement). The aggregate principal amount of the Existing Term Loans of the Non-Consenting Term Lenders to be purchased by the Replacement Lender as of the Second Amendment Effective Date is set forth on Schedule 1 hereto;
WHEREAS, on the Second Amendment Effective Date, each Revolving Credit Lender that shall have executed and delivered a counterpart to this Amendment shall have agreed to amend the Credit Agreement on the terms as set forth herein; and
WHEREAS, Holdings, the Borrower, the Administrative Agent, the Revolving Credit Lenders and the Consenting Term Lenders constituting at least the Required Lenders hereto desire to amend the Credit Agreement on the terms as set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section I.Amendments. The Borrower, the Administrative Agent, the Term Lenders party hereto, the Revolving Credit Lenders and other parties party hereto agree that on the Second Amendment Effective Date, the Credit Agreement shall hereby be amended as follows:
A.    Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:
“Covered Party” has the meaning specified in Section 10.23.
“QFC Credit Support” has the meaning specified in Section 10.23.
“Scheduled Unavailability Date” has the meaning specified in Section 1.07.
“Second Amendment” means the Second Amendment to Credit Agreement, dated as of February 6, 2020, among the Borrower, Holdings, the Lenders party thereto and Jefferies, as Administrative Agent and Replacement Lender (as defined therein).“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.
“Supported QFC” has the meaning specified in Section 10.23.

“U.S. Special Resolution Regimes” has the meaning specified in Section 10.23.
B.    The definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Applicable Margin” means for any date of determination, a rate per annum equal to (a) with respect to the Term Loans, 2.25% per annum in the case of any Eurodollar Rate Loans and 1.25% per annum in the case of any Alternate Base Rate Loan and (b) with respect to the Revolving Credit Facility, 2.25% per annum in the case of any Eurodollar Rate Loans and 1.25% per annum in the case of any Alternate Base Rate Loan.”
C.    The definition of “Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Letter of Credit Sublimit” means an amount equal to $25,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.”
D.    Section 1.07 is hereby amended and restated in its entirety to read:
“1.07    LIBOR Discontinuation. If at any time the Administrative Agent or the Borrower determines (which determination shall be conclusive absent manifest error) that (i) adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for any requested Interest Period, including, without limitation, because the LIBO Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) the administrator of the LIBO Rate or any applicable Governmental Authority has made a public statement identifying a specific date after which the LIBO Rate shall no longer be made available, or used for determining the interest rate of loans (such specific date, the “Scheduled Unavailability Date”), then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable; provided that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement; provided, further, that (i) any such successor rate shall be applied by the Administrative Agent in a manner consistent with market practice and (ii) to the extent such market practice is not administratively feasible for the Administrative Agent, such successor rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and the Borrower. Notwithstanding anything to the contrary in Section 10.01, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, written notice from the Required Lenders stating that such Required Lenders object to such amendment. If no such alternate rate has been determined and the circumstances under clause (i) above exist or the Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) the Eurodollar Rate component shall no longer be utilized in determining the Alternate Base Rate. Upon receipt of such notice, the Borrower may revoke any pending request for a Loan of, conversion to or continuation of Eurodollar Rate Loans (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Alternate Base Rate Loans (subject to the foregoing clause (y)) in the amount specified therein.”
E.    Clause (e) of Section 2.07 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
(e) Repricing Transaction. At the time of the effectiveness of any Repricing Transaction that is consummated prior to the date that is six months after the Second Amendment Effective Date, the Borrower agrees to pay the Repricing Premium to the Administrative Agent, for the ratable account of each Term Lender.
F.    Article X of the Credit Agreement is hereby amended by adding a new Section 10.23 (Acknowledgement and Consent Regarding Any Supported QFCs) after Section 10.22, which shall read as follows:
“10.23    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC

Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.
(b)    As used in this Section 10.23, the following terms have the following meanings:
(i)    “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
(ii)     “Covered Entity” means any of the following:
(A)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(B)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(C)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
(iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
(iv) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”
Section II.    Consents; Non-Consenting Term Lenders; Other Terms and Agreements.
A.    Consents. Each Existing Term Lender and Revolving Credit Lender that has executed and delivered a counterpart to this Amendment hereby consents and agrees to this Amendment. Each Existing Term Lender agrees and acknowledges that the amount of its Repriced Term Loans may be less than 100% of the principal amount of its Existing Term Loans, such amount to be determined by the Administrative Agent and the Borrower in their sole discretion.
B.    Non-Consenting Term Lenders. The Borrower hereby gives notice to each Non-Consenting Term Lender that, upon receipt of executed counterparts to this Amendment from the Existing Term Lenders constituting the Required Lenders and Lenders holding more than 50% of the aggregate outstanding principal amount of the Existing Term Loans, such Non-Consenting Term Lender shall have, by the execution hereof of the Administrative Agent, in accordance with Section 10.06(m), upon receipt of an amount equal to the sum of the principal of and interest accrued to, but not including, the date of such payment on the outstanding Term Loans of such Non-Consenting Term Lender, plus all fees specified in Section 2.09 of the Credit Agreement and other amounts accrued for the account of such Non-Consenting Term Lender (including any amounts under

Section 3.01 and Section 3.04 of the Credit Agreement), assigned pursuant to Section 10.06(m) of the Credit Agreement, all of its interests, rights and obligations under the Credit Agreement and the related Loan Documents in respect of its Existing Term Loans to the Replacement Lender. The Administrative Agent’s and Borrower’s execution of this Amendment shall be deemed to be the execution of an Assignment and Assumption for purposes of Section 10.06(m) of the Credit Agreement.
C.    Replacement Lender. The Replacement Lender agrees to purchase Existing Term Loans from the Non-Consenting Term Lenders on the Second Amendment Effective Date in an aggregate principal amount equal to the aggregate principal amount of the Existing Term Loans held by Non-Consenting Term Lenders immediately prior to, but not including, the Second Amendment Effective Date in accordance with Section 10.06(m) of the Credit Agreement. The Replacement Lender’s execution of this Amendment shall be deemed to be the execution of an Assignment and Assumption by the Replacement Lender (and the execution of this Amendment by the Administrative Agent and the Borrower shall be deemed to be the consent of the Administrative Agent and the Borrower (to the extent such consent is required under the Amended Credit Agreement) thereto) which assignment shall be effective upon receipt by each such Non-Consenting Term Lender of an amount equal to the sum of the principal of and interest accrued to, but not including, the date of such payment on the outstanding Existing Term Loans of such Non-Consenting Term Lender, plus all fees specified in Section 2.09 of the Credit Agreement and other amounts accrued for the account of such Non-Consenting Term Lender (including any amounts under Section 2.07(e), Section 3.01 and Section 3.04 of the Credit Agreement), required by Section 10.06(m) of the Amended Credit Agreement. The Replacement Lender, by delivering its signature page to this Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, this Amendment, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent on the Second Amendment Effective Date.
Section III.    Conditions Precedent. The effectiveness of this Amendment and the consents set forth in Sections I and II hereunder are subject to the satisfaction or waiver of the following conditions (the date upon which all of such conditions are satisfied or waived, the “Second Amendment Effective Date”):
A.    The Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed by each of the Loan Parties, the Administrative Agent, the Replacement Lender, Term Lenders constituting at least the Required Lenders and each Revolving Credit Lender.
B.    The Borrower shall have paid to the Administrative Agent on the Second Amendment Effective Date, (i) for the ratable account of each Existing Lender immediately prior to the Second Amendment Effective Date, all accrued and unpaid interest on its Existing Loans to, but not including, the Second Amendment Effective Date and (ii) all indemnities, fees, cost reimbursements and other Obligations (other than principal and all other amounts paid to such Non-Consenting Term Lender by the Replacement Lender), if any, then due and owing to each Non-Consenting Term Lenders under the Credit Agreement and the other Loan Documents (immediately prior to the effectiveness of this Second Amendment).
C.    The representations and warranties made by the Borrower set forth in Article V of the Credit Agreement, in Section IV herein or in any other Loan Document executed on or prior to the date hereof shall be true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) on and as of the Second Amendment Effective Date (in

each case both before and immediately after giving effect thereto), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) as of such earlier date.
D.    No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or would result immediately after giving effect to the amendments and consents contemplated hereby.
E.    The Administrative Agent shall have received payment of all fees payable thereto or to any of Jefferies, Goldman Sachs Bank USA (together with its affiliates that it acts through as it deems appropriate, “GS”) and JP Morgan Chase Bank, N.A. (together with its affiliates that it acts through as it deems appropriate, “JPMorgan”) as joint lead arrangers with respect to this Amendment (Jefferies, GS and JPMorgan in such capacity, the “Repricing Arrangers”) or any Lender on or prior to the Second Amendment Effective Date, and to the extent invoiced and to the extent provided for at least one Business Day prior to the Second Amendment Effective Date, and in accordance with, Section 10.04(a) of the Credit Agreement, all out-of-pocket expenses, including reimbursement or other payment of all reasonable and documented out-of-pocket expenses (including reasonable fees, charges and disbursements of Latham & Watkins LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement.
F.    The Administrative Agent shall have received, at least three Business Days prior to the Second Amendment Effective Date, (i) all documentation and other information reasonably requested in writing by the Administrative Agent and the Repricing Arrangers at least three Business Days prior to the Second Amendment Effective Date about Holdings and its Subsidiaries required by U.S. regulatory authorities under applicable “know your customer” and anti‑money laundering rules and regulations, including without limitation the PATRIOT Act and (ii) any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower.
G.    The Administrative Agent shall have received each of the following, dated as of the Second Amendment Effective Date:

i.
such duly executed certificates of resolutions or consents, incumbency certificates and/or other duly executed certificates of Responsible Officers of each Loan Party as the Administrative Agent or the Lenders may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party;

ii.
such documents and duly executed certifications as the Administrative Agent or the Lenders may reasonably require to evidence that each Loan Party is duly organized, incorporated or formed, and, to the extent applicable, that each Loan Party is validly existing, in good standing (to the extent such concept exists in the applicable jurisdiction) and qualified to engage in business in its jurisdiction of incorporation or formation;

iii.
customary opinion of Goodwin Procter LLP, counsel to the Loan Parties, addressed to each Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent and covering such matters concerning the Loan Parties, the Amendment, the Amended Credit Agreement and the other Loan Documents as the Lenders may reasonably request;

iv.
a Solvency Certificate, dated the Second Amendment Effective Date, signed by a chief financial officer or an authorized senior financial officer of Holdings, substantially in the form of Exhibit H to the Credit Agreement; and

v.
a customary certificate dated the First Amendment Effective Date, signed by a chief executive officer, chief financial officer or a senior vice president of the of the Borrower, confirming compliance with the conditions precedent set forth in Section III.C. and Section III. D.

Section IV.    Representations and Warranties. By its execution of this Amendment, the Loan Parties hereby represent and warrant that:
A.    The representations and warranties made by each Loan Party set forth in Article V of the Credit Agreement or in any other Loan Document executed on or prior to the date hereof are true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) on and as of the Second Amendment Effective Date (in each case both before and immediately after giving effect thereto), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (or in all respects if already qualified by materiality or Material Adverse Effect) as of such earlier date.
B.    This Amendment has been, and each other Loan Document, when delivered, will have been, duly executed and delivered by each Loan Party that is party thereto. This Amendment and the Amended Credit Agreement each constitutes, and each other Loan Document constitutes (or, when so delivered will constitute) a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject as to enforceability to the effect of applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws relating to or affecting creditor’s rights generally, and the effect of general principles of equity, whether applied by a court of law or equity.
Section V.    Borrower’s Consent. For purposes of Section 10.06 of the Credit Agreement, the Borrower hereby consents to any assignee of the Replacement Lender or any of its respective Affiliates (in each case otherwise being an Eligible Assignee) becoming a Term Lender in connection with the syndication of the Term Loans acquired by the Replacement Lender pursuant to Section II hereof, to the extent the inclusion of such assignee in the syndicate has been disclosed in writing to and agreed by the Borrower prior to the Second Amendment Effective Date.
Section VI.    Acknowledgement and Consent. The Borrower and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the modifications contained herein. The Borrower and each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under the Amended Credit Agreement and under each of the other Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).
The Borrower and each Guarantor acknowledges and agrees that any of the Loan Documents (as they may be modified by this Amendment) to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Person is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Person to any future amendments to the Amended Credit Agreement.
Section VII.    Miscellaneous.
A.    Reference to and Effect on the Credit Agreement and Other Loan Documents.

i.
On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified hereby.

ii.
Except for the consent expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed and this Amendment shall not be considered a novation. The consents set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any future non-compliance with the Loan Documents, shall not operate as a consent to any waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Amended Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by the Borrower remains in the sole and absolute discretion of Administrative Agent and Lenders in accordance with the Loan Documents.

iii.
The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

iv.
Each Loan Party hereby (A) confirms that the obligations of such Loan Party under the Amended Credit Agreement and the other Loan Documents are entitled to the benefits of the guarantees and the security interests set forth or created in the Collateral Documents and the other Loan Documents and constitute Obligations, (B) ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted by such Loan Party, pursuant to and in connection with the Security Agreement and any other Loan Document to the Collateral Agent, on behalf and for the benefit of each Secured Party, as collateral security for the obligations of the Loan Parties under the Loan Documents in accordance with their respective terms, and (C) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral security for such obligations from and after the date hereof (including, without limitation, from and after giving effect to this Amendment).

v.	This Amendment shall be deemed to be a Loan Document for all purposes under the Amended Credit Agreement and the other Loan Documents.
B.    Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
C.    Governing Law; Jurisdiction; Waiver of Jury Trial. The provisions of Sections 10.16 and 10.17 of the Credit Agreement pertaining to governing law, consent to jurisdiction, service of process and waiver of jury trial are hereby incorporated by reference herein, mutatis mutandis.
D.    Indemnification. The Borrower hereby confirms that the indemnification provisions set forth in Section 10.04 of the Amended Credit Agreement shall apply to this Amendment and the transactions contemplated hereby.
E.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic format (e.g., “pdf” or “tif” file format) shall be effective as delivery of a manually executed counterpart of this Amendment. No posting to any e-system shall be denied legal effect merely because it is made electronically and each party hereto agrees not to contest the validity or enforceability of any posting on any e-system or e-signature merely because it is made electronically. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any other documents executed in connection herewith and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and

Records Act, or any other state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
F.    Entire Agreement. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
G.    Severability. Any term or provision of this Amendment which is determined by a court of competent jurisdiction to be invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective only to the extent of such invalidity or unenforceability and without rendering invalid or unenforceable the remaining terms and provisions of this Amendment or affecting the validity or enforceability of any of the terms or provisions of this Amendment in any other jurisdiction. If any provision of this Amendment is so broad as to be unenforceable, such provision shall be interpreted to be only as broad as would be enforceable.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first listed above.

JEFFERIES FINANCE LLC,
as Administrative Agent, a Revolving Credit Lender, an L/C Issuer and Replacement Lender

By:_/s/ Paul Chisholm_________________________
Paul Chisholm
Managing Director

[Signature Page to Second Amendment to Credit Agreement]

DYNATRACE LLC,
as Borrower

By:_/s/ Kevin C. Burns_______________
Kevin C. Burns
Chief Financial Officer

DYNATRACE INTERMEDIATE LLC,
as Holdings

By:_/s/ Kevin C. Burns_______________
Kevin C. Burns
Treasurer

[Signature Page to Second Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Revolving Credit Lender and an L/C Issuer

By    ___/s/ Bruce S. Borden________________
        Bruce S. Borden
Executive Director

[Signature Page to Second Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA, as a Revolving Credit Lender and an L/C Issuer

By    _____Thomas M. Manning___________
        Thomas M. Manning
Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]